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Exhibit 21

Cendant Corporation

Subsidiary	Jurisdiction of Incorporation
Advance Ross Corporation	DE
Advance Ross Electronics Corporation	IL
Advance Ross Intermediate Corporation	DE
Advance Ross Sub Company	DE
Aesop Funding II L.L.C.	DE
Aesop Leasing L.P.	DE
AFL Management Services, Inc.	DE
AFS Mortgage	CA
Amerihost Franchise Systems, Inc.	DE
Apanage B.V.	Netherlands
Apex Marketing, Inc.	AR
Apex Real Estate Information Services LLP	PA
Apollo Galileo USA Sub I, Inc.	DE
Apollo Galileo USA Partnership	DE
Apollo Galileo USA Sub II, Inc.	DE
ARAC Management Services, Inc.	DE
Atrium Insurance Corporation	NY
Avis Asia and Pacific, Limited	DE
Avis Car Holdings LLC	DE
Avis Car Holdings, Inc.	DE
Avis Car Rental Group, Inc.	DE
Avis Caribbean, Limited	DE
Avis Enterprises, Inc.	DE
Avis Fleet Leasing and Management Corporation	TX
Avis Group Holdings, Inc.	DE
Avis International, Ltd.	DE
Avis Management Pty. Limited	Australia
Avis Rent A Car de Puerto Rico, Inc.	Puerto Rico
Avis Rent A Car Limited	New Zealand
Avis Rent A Car System, Inc.	DE
Aviscar Inc.	Canada
Axiom Financial, Inc.	Utah
Bassae Holding, B.V.	Netherlands
Benefit Consultants Membership, Inc.	DE
Budget Rent A Car Australia Pty. Ltd.	Australia
Budget Rent A Car Operations Pty. Ltd.	Australia
Budget Rent A Car System, Inc.	DE
Burnet Title, Inc.	MN
Burnet Title, L.L.C.	MN
Burrow Escrow Services, Inc.	CA
Cendant (UK) Holdings Limited	UK
Cendant Auto Services, Inc.	DE
Cendant Canada, Inc.	Canada
Cendant Car Rental Group, Inc.	DE
Cendant Denmark Aps	Denmark
Cendant Finance Holding Corporation	DE
Cendant Hotel Group, Inc.	DE

Cendant International Holdings Limited	UK
Cendant Internet Group, Inc.	DE
Cendant Membership Services Holdings Subsidiary, Inc.	DE
Cendant Membership Services Holdings, Inc.	DE
Cendant Membership Services, Inc.	DE
Cendant Mobility Financial Corporation	DE
Cendant Mobility Government Financial Services Corporation	DE
Cendant Mobility Holdings Limited	UK
Cendant Mobility II Ltd.	UK
Cendant Mobility Limited.	UK
Cendant Mobility Services Corporation	DE
Cendant Mortgage Corporation	NJ
Cendant Operations, Inc.	DE
Cendant Publishing, Inc.	DE
Cendant Real Estate Holdings Inc.	DE
Cendant Settlement Services Group, Inc.	DE
Cendant Timeshare Resort Group, Inc.	DE
Cendant Transportation Corp.	DE
Cendant Travel Distribution Service Group, Inc.	DE
Cendant Travel Germany Verwaltungs GmbH	Frankfurt
Cendant Travel Germany GmbH & Co, KG	Frankfurt
Cendant Travel, Inc.	TN
Cendant Vacation Holdco Subsidiary LLC	DE
Cendant Vacation Holdco, Inc.	DE
Central Florida Title Company	FL
Century 21 Mortgage Corporation	MA
Century 21 Real Estate Corporation	DE
Chaconne Pty. Ltd.	Australia
Cheap Tickets, Inc.	DE
Chesapeake Funding LLC	DE
Cims B.V.	Netherlands
Cims Limited	UK
Coldwell Banker Corporation	DE
Coldwell Banker Mortgage Corporation	MA
Coldwell Banker Real Estate Corporation	CA
Coldwell Banker Real Estate Services, Inc.	NJ
Coldwell Banker Residential Brokerage Company	CA
Coldwell Banker Residential Brokerage Corporation	DE
Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	WI
Coldwell Banker Residential Real Estate, Inc.	CA
Coldwell Banker Residential Referral Network, Inc.	CA
Comp-U-Card Services, Inc.	DE
Constellation Reinsurance Company Limited	Barbados
Corcoran Group Brooklyn Landmark LLC	NY
Cornish & Carey Residential, Inc.	CA
Credentials Services International, Inc.	DE
Cuendent S.p.A.	Italy
D. L. Peterson Trust	DE
Days Inns Worldwide, Inc.	DE

Distribution Systems, Inc.	DE
Douglas & Jean Burgdorff, Inc.	NJ
Driversshield.com FS Corp.	NY
Eastern Resorts Corporation	DE
EFI Development Funding, Inc.	DE
EFI Funding Company, Inc.	DE
EMEA Holdings C.V.	Netherlands
Entriks Holdings B.V.	Netherlands
Equity Title Company	CA
Equivest Capital, Inc.	DE
Equivest Finance, Inc.	DE
Equivest Louisiana, Inc.	DE
Equivest Maryland, Inc.	DE
Equivest St. Thomas, Inc.	US Virgin Islands
Equivest Vacation and Travel Club, Inc.	NC
ERA Franchise Systems, Inc.	DE
ERA Mortgage Corporation	MA
Extra Holidays, LLC	DE
FAH Company, Inc.	DE
Fairfield Acceptance Corporation—Nevada	DE
Fairfield Funding Corporation, II	DE
Fairfield Funding Corporation, III	DE
Fairfield Myrtle Beach, Inc.	DE
Fairfield Receivables Corporation	DE
Fairfield Resorts, Inc.	DE
Fairtide Insurance Ltd.	Bermuda
FFD Development Company, LLC	DE
Galileo BA, Inc.	DE
Galileo Canada Distribution Systems, Inc.	Canada
Galileo Canada Holding, ULC	Nova Scotia
Galileo International Canada ULC	Nova Scotia
Galileo International Limited	UK
Galileo International, Inc.	DE
Galileo International, L.L.C.	DE
Galileo Switzerland AG	Switzerland
Galileo Technologies, Inc.	DE
GI Worldwide Holdings C.V.	Netherlands
GIW Holdings, C.V.	Netherlands
Haddonfield Holding Corporation	DE
Hamera Corp.	CA
Hewfant, Inc.	VA
HFS Truck Funding Corporation	DE
Holiday Cottages Group Limited	UK
Howard Johnson International, Inc.	DE
Instamortgage.com Corporation	MD
Intercambios Endless Vacation IEV, Inc.	IN
International Life Leisure Group Limited	UK
Internetwork Publishing Corporation	FL
Jack Gaughen, Inc.	PA

Jackson Hewitt Inc.	VA
Joseph J. Murphy Realty, Inc.	NJ
Knights Franchise Systems, Inc.	DE
Long Term Preferred Care, Inc.	TN
Magellen Technologies, Inc.	DE
National Internet Travel Agency, LP	FL
NE Moves Mortgage Corporation	MA
Neat Group Corporation	DE
Netmarket Group Inc.	DE
Netmarket, Inc.	DE
NGI Holdings, Inc.	DE
Nisbet Corporation	OH
Novasol A/S	Denmark
NRT Colorado, Inc.	CO
NRT Columbus, Inc.	DE
NRT Incorporated	DE
NRT Mid-Atlantic, Inc.	MD
NRT Missouri, Inc.	MO
NRT New England Incorporated	DE
NRT New York, Inc.	DE
NRT Settlement Services of Missouri, Inc.	DE
NRT Sunshine Inc.	DE
NRT Texas, Inc.	TX
NRT Utah, Inc.	DE
Ocean City Coconut Malorie Resort Inc.	MD
Palm Resort Group, Inc.	FL
Palm Vacation Group	FL
Pathfinder Insurance Company	CO
Peppertree Resorts Ltd.	NC
Peppertree Resorts Villas, Inc.	NC
PHH Canadian Holdings, Inc.	DE
PHH Corporation	MD
PHH Do Brasil Participacoes, LTDA	Brazil
PHH Financial Services, Inc.	MD
PHH Holdings Corporation	TX
PHH National Leasing, Inc.	MD
PHH Solutions and Technologies, LLC	DE
PHH Title Services Corporation	DE
PHH Vehicle Management Services Inc.	Canada
PHH Vehicle Management Services LLC	DE
Pointtravel Co. Ltd.	UK
Pointuero V Limited	UK
Preferred Mortgage Group, Inc.	VA
Progeny Marketing Innovations, Inc.	DE
Progressive Title Company, Inc.	CA
Quantitude, Inc.	DE
Raccoon Acquisition I, LLC	DE
Ramada Franchise Systems, Inc.	DE
Raven Funding LLC	DE

RCI Argentina, Inc.	IN
RCI Asia-Pacific Pty. Ltd	Australia
RCI Brasil Ltda.	Brazil
RCI Call Centre (Ireland) Limited	Ireland
RCI Canada, Inc.	IN
RCI Consulting, Inc.	IN
RCI Europe	UK
RCI General Holdco 2, Inc.	DE
RCI India Pvt. Ltd.	India
RCI Resort Management, Inc.	IN
RCI Technology Corp.	CO
RCI Tourism Development (India) Ltd.	UK
Reserve Claims Management Co.	DE
Residential Equity LLC	DE
Resort Condominiums International De Mexico S. De R.L. De C.V.	Mexico
Resort Condominiums International, LLC	DE
RMR Financial	CA
S.D. Shepard Systems, Inc.	TX
SafeCard Services, Incorporated	DE
Sierra Deposit Company, LLC	DE
Sierra Receivable Funding Company, LLC	DE
Soleil Florida Corp.	FL
Speedy Title & Appraisal Review Services Corporation	MD
St. Joe Real Estate Services, Inc.	FL
St. Joe Title Services, Inc.	FL
Sunbelt Lending Services, Inc.	FL
Super 8 Motels, Inc.	SD
Tax Services of America, Inc.	DE
Team Fleet Financing Corporation	DE
Terramar Guaranty title & Trust, Inc.	FL
Terren Corporation	Canada
The DeWolfe Companies, Inc.	MA
The DeWolfe Company, Inc.	MA
The Galileo Company	UK
The Sunshine Group (Florida) Ltd. Corp.	DE
The Sunshine Group (Florida) Limited Partnership	FL
TM Acquisition Corp.	DE
Travel 2 Limited	England & Wales
Travel 4 Limited	England & Wales
Travel Industries, Inc. (d/b/a THOR, Inc.)	DE
Travelodge Hotels, Inc.	DE
Travelport Corporate Solutions, Inc.	WA
Travelwire A/S	Denmark
Trendwest Funding I, Inc.	DE
Trendwest Resorts, Inc.	OR
Trendwest South Pacific Pty. Limited	Australia
TRI Funding Company I, LLC	DE
TRI Funding II, Inc.	DE
TRI Funding III, Inc.	DE

TRI Funding IV, Inc.	DE
TRI Funding V, Inc.	DE
Trilegiant Corporation	DE
Trip.com, Inc.	DE
TRUST International Hotel Reservation Services GmbH	Germany
TTG Independent Holidays Group Limited	UK
TW Holdings III, Inc.	DE
Two Flags Joint Venture LLC	DE
Vacation Break Resorts at Palm Aire, Inc.	FL
Vacation Break U.S.A., Inc.	FL
Vacation Exchanges International Pty. Limited	South Africa
Vacation Management Services	South Africa
Valley of California, Inc.	CA
Villager Franchise Systems, Inc.	CA
VMS Holdings, Inc.	DE
Welcome Holidays Limited	UK
West Coast Escrow Company	CA
Wingate Inns International, Inc.	DE
Wizard Co., Inc.	DE
WizCom International, Ltd.	DE
Wright Express Financial Services Corporation	UT
Wright Express LLC	DE
Wright Express Solutions and Technologies, LLC	DE
WTH Canada, Inc.	Canada
WTH Pty Limited	Australia

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